EXHIBIT 10

                            STOCK PURCHASE AGREEMENT

                                   MADE AS OF

                                 JUNE 1, 1998,

                                    BETWEEN

                           ITC ACQUISITION GROUP, LLC

                                     BUYER

                                      AND

                     PHOENIX INTERNATIONAL INDUSTRIES, INC.

                                     SELLER

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                         STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of June 1, 1998, by ITC ACQUISITION GROUP, LLC, a Georgia limited liability company, ("Buyer"), and PHOENIX INTERNATIONAL INDUSTRIES, INC., a Florida corporation, ("Seller").

                                    RECITALS:

         Seller desires to sell, and Buyer desires to purchase, all of the issued and outstanding shares (the "Shares") of capital stock of Intuitive Technology Consultants, Inc., a Georgia corporation (the "Company"), for the consideration and on the terms set forth in this Agreement.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

1.       DEFINITIONS.

         For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1.:

         1.1. "ADJUSTMENT PROCEDURE" - as defined in Section 2.6.

         1.2. "BEST EFFORTS" - the efforts that a prudent Person desirous of achieving a result would reasonably use in similar circumstances to ensure that such result is achieved as expeditiously as possible; PROVIDED, HOWEVER, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions.

         1.3. "BREACH" - a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (i) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision or
(ii) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence or circumstance.

         1.4. "BUYER" - as defined in the first paragraph of this Agreement.

         1.5. "BUYER'S STOCK" - certain restricted shares of Seller's capital stock owned as of record or beneficially by the Persons listed on SCHEDULE 1.4 which is attached hereto and incorporated hereby by reference.

         1.6. "CLOSING" - as defined in Section 2.4.

         1.7. "CLOSING DATE" - the date and time as of which the Closing actually takes place.

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         1.8. "COMPANY" - as defined in the Recitals of this Agreement.

         1.9. "CONSENT" - any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

         1.10. "CONTEMPLATED TRANSACTIONS" - all of the transactions contemplated by this Agreement, including:

               A. The transfer of the Shares by Seller to Buyer;

               B. The execution, delivery, and performance of the Closing Obligations set forth in Section 2.5;

               C. The performance by Buyer and Seller of their respective covenants and obligations under this Agreement;

               D. Buyer's acquisition and ownership of the Shares and exercise of control over the Company; and

               E. The transfer of Buyer's Stock to Seller; and

               F. Payment by Buyer to Seller of the Reimbursement Amount.

         1.11. "CONTRACT" - any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

         1.12. "DAMAGES" - any loss, liability, claim, damages (including, without limitation, incidental and consequential damages), expense (including, without limitation, costs of investigation and defense and reasonable attorneys'
fees) or diminution of value, whether or not involving a third party.

         1.13. "ENCUMBRANCE" - any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

         1.14. "ESCROW AGREEMENT" - as defined in Section 2.5.

         1.15. "GAAP" - generally accepted United States accounting principles.

         1.16. "GOVERNMENTAL AUTHORIZATION" - any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

         1.17. "GOVERNMENTAL BODY" - any:

               A. Nation, state, county, city, town, village, district, or other jurisdiction of any nature;

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               B. Federal, state, local, municipal, foreign, or other
government;

               C. Governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

               D. Multi-national organization or body; or

               E. Body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

         1.18. "IRC" - the Internal Revenue Code of 1986 or any successor law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

         1.19. "IRS" - the United States Internal Revenue Service or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

         1.20. "KNOWLEDGE" - an individual will be deemed to have "Knowledge" of a particular fact or other matter if:

               A. Such individual is actually aware of such fact or other matter; or

               B. A prudent individual given his position with Company could be expected to discover or otherwise become aware of such fact or other matter.

               C. A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer within the last five (5) years, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

         1.21. "LEGAL REQUIREMENT" - any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle or common law, regulation, statute or treaty.

         1.22. "ORDER" - any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

         1.23. "ORDINARY COURSE OF BUSINESS" - an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

               A. Such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

               B. Such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and

               C. Such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons

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exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

         1.24. "ORGANIZATIONAL DOCUMENTS" - (i) the Articles or Certificate of Incorporation and the Bylaws of a corporation; (ii) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person and (iii) any amendment to any of the foregoing.

         1.25. "PERSON" - any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

         1.26. "PROCEEDING" - any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

         1.27. "RELATED PERSON" - with respect to a particular individual:

               A. Each other member of such individual's Family;

               B. Any Person that is directly or indirectly controlled by such individual or one (1) or more members of such individual's Family;

               C. Any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

               D. Any Person with respect to which such individual or one (1) or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

         With respect to a specified Person other than an individual:

               A. Any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

               B. Any Person that holds a Material Interest in such specified Person;

               C. Each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);

               D. Any Person in which such specified Person holds a Material Interest;

               E. Any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

         Any Related Person of any individual described in clause B. or C.

         For purposes of this definition, (i) the "Family" of an individual includes (l) the individual; (2) the individual's spouse and former spouses; (3) any other natural person who is

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related to the individual or the individual's spouse within the second degree and (4) any other natural person who resides with such individual and (2) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least [five percent (5%)] of the outstanding voting power of a Person or equity securities or other equity interests representing at least [five percent (5%)] of the outstanding equity securities or equity interests in a Person.

         1.28. "REPRESENTATIVE" - with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

         1.29. "SECURITIES ACT" - the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

         1.30. "SELLER" - as defined in the first paragraph of this Agreement.

         1.31. "SHARES" - as defined in the Recitals of this Agreement.

         1.32. "THREATENED" - a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

2.       TRANSFER OF SHARES; REIMBURSEMENT AMOUNT; CLOSING.

         2.1. SHARES.

         In exchange for the transfer of Buyer's Stock, as set forth in Section 2.2, and subject to the terms and conditions of this Agreement, at the Closing, Seller will transfer the Shares to Buyer.

         2.2. BUYER'S STOCK.

         In exchange for the transfer of Shares as set forth in Section 2.1, and subject to the terms and conditions of this Agreement, at the Closing, Buyer shall cause the transfer to Seller of the Buyer's Stock representing approximately 1.4 million shares of Seller.

         2.3. REIMBURSEMENT AMOUNT.

         As additional consideration, the Buyer shall pay to Seller an amount calculated to reflect Seller's net investment in Company from June 2, 1997, to the date of Closing (the "Reimbursement Amount"), which Seller represents to be approximately Three Hundred Fifty Thousand Dollars ($350,000.00). Upon the execution of this Agreement, Buyer shall engage Fred Grant or other accountant agreed upon by the parties (the "Accountant") to review the books and records of Seller and the Company to confirm the net investment of Seller in Company, taking into consideration all capital investments made by Seller into and exclusively

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for the benefit of the Company and all unreimbursed costs incurred exclusively for the benefit of Company less any amounts retained by Seller or avoided by or on behalf of Seller or as a result of Company operations from the date of June 2, 1997, through the date of Closing. Such review by the Accountant shall be conducted as set forth more fully on EXHIBIT A, with the intent of the parties being that Seller and Buyer be placed in as close to the same position as if Buyer owned the Company from June 2, 1997, to Closing subject to Section 2.6. Interest at the rate of 8% per annum shall be calculated on the amounts invested by Seller in Company as well as any amounts retained or avoided by Seller over and above reasonable cost of Seller's services to Company which would otherwise have been born by Company had Company been a stand alone company.

         Seller, Company and Buyer will cooperate in all respects with the review performed by the Accountant, and the Accountant shall adjust the Reimbursement Amount up or down based upon the results of his review.

         The Reimbursement Amount shall be paid as follows:

               (a) Sixty Thousand Dollars ($60,000.00) to be payable at Closing in accordance with the terms of that certain Escrow Agreement entered into by and among Seller, Buyer and Morris, Manning & Martin, L.L.P. (as escrow agent) dated as of May 28, 1998 ("Escrow Agreement").

               (b) A secured, subordinated promissory note in the principal amount of Fifty Thousand Dollars ($50,000.00), plus accrued and unpaid interest, to be delivered at Closing in accordance with Section 2.5 hereof; and

               (c) A secured, subordinated promissory note in the principal amount of Two Hundred Forty Thousand Dollars ($240,000.00), plus accrued and unpaid interest, to be delivered at Closing in accordance with Section 2.5 hereof, the principal of which will be reduced or increased by any reduction or increase in the Reimbursement Amount determined by the Accountant in accordance with the procedures set forth herein.

         2.4. CLOSING. The purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Morris, Manning & Martin, L.L.P., at 1600 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, at 10:00 a.m. (local time) on June 15, 1998, or at such other time and place as the parties may agree. Except as otherwise provided in Section 9., failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 2.4. will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

         2.5. CLOSING OBLIGATIONS. AT THE CLOSING:

               A. Seller will deliver to Buyer:

                  (i) CERTIFICATES. Certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), with a medallion guaranteed signatures (guaranteed by a commercial bank or other medallion member), for transfer to Buyer;

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                  (ii) ESCROW AGREEMENT. Seller shall have delivered to Buyer a
Release from Escrow Agreement, such Release to be substantially in the form of EXHIBIT B hereto;

                  (iii) RESIGNATION OF GERARD HARYMAN. The resignation, effective at Closing, of Mr. Gerard Haryman as an officer and member of the Board of Directors of Company in the form of EXHIBIT C.

                  (iv) TERMINATION OF SCOTT SCHUSTER'S EMPLOYMENT AGREEMENT. A Termination of Scott Schuster's Employment Agreement, executed by Company and in the form of EXHIBIT D; and

                  (v) MUTUAL RELEASE. Seller shall have delivered to Buyer a mutual release, executed by Seller, substantially in the form of EXHIBIT E

                  (vi) AUTOMOBILES OF ITC. Seller shall have delivered to Buyer all automobiles of which ITC is the owner or lessee in good working order, reasonable wear and tear excepted, as identified in EXHIBIT F;

                  (vii) CERTIFICATE. A certificate substantially in the form of EXHIBIT G hereto, executed by Seller representing and warranting to Buyer that each of Seller's representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date.

               B. Buyer will deliver to Seller:

                  (i) ESCROW AGREEMENT. Buyer shall have delivered to Seller a Release from Escrow Agreement, such Release to be substantially in the form of EXHIBIT B hereto.

                  (ii) CERTIFICATES. Certificates representing Buyer's Stock, duly endorsed (or accompanied by duly executed stock powers), with a medallion guaranteed signatures (guaranteed by a commercial bank or other medallion member), for transfer to Seller;

                  (iii) $60,000 PAYMENT. Sixty Thousand Dollars ($60,000.00) to be released from the Escrow Agreement.

                  (iv) $50,000 NOTE. The secured, subordinated promissory note in the principal amount of Fifty Thousand Dollars ($50,000.00) substantially in the form of EXHIBIT H.

                  (v) $240,000 NOTE. The secured, subordinated promissory note in the principal amount of Two Hundred Forty Thousand Dollars ($240,000.00) substantially in the form of EXHIBIT I.

                  (vi) RESIGNATION OF SCHUSTER. The resignation of Scott Schuster as a director of Seller dated May 29, 1998, substantially in the form of EXHIBIT J.

                  (vii) MUTUAL RELEASE. Buyer shall have delivered to Seller a Mutual Release, executed by Buyer, substantially in the form of EXHIBIT E.

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         2.6. ADJUSTMENT PROCEDURE. In order to insure the parties hereto that the Reimbursement Amount computed by the Accountants is in accordance with this Agreement and with GAAP in a fair and disinterested manner, the parties agree as follows:

         Each party shall have the right to examine during normal business hours such books and records of Seller and the Company as may be reasonably necessary in order to verify any determination of the Accountants under this Agreement. If any party disagrees with any such determination, then that party may submit, at its sole expense, within thirty (30) days an alternate determination prepared by a certified public accountant, which the other party may accept or reject in its reasonable discretion. If the other party rejects the alternate determination, then the contesting party shall be entitled to submit such dispute to a certified public accountant acceptable to both parties who shall determine the accuracy and correctness of the Accountant's original determination. Both parties shall each bear one-half (1/2) of the expenses of such certified public accountant. Any additional amounts payable by a party as a result of the other party's alternate determination shall be applied against the principal of the $240,000 Note within fifteen (15) days following the acceptance of such alternate determination or the resolution of such dispute, as the case may be.

3.       REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows:

         3.1. ORGANIZATION AND GOOD STANDING.

               A. Company is a corporation duly organized, validly existing, and in good standing under the laws of Georgia, with full corporate power and authority to conduct its business as it is now being conducted. Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

               B. Seller has delivered to Buyer copies of the Organizational Documents of Company, as currently in effect.

         3.2. AUTHORITY; NO CONFLICT.

               A. This Agreement constitutes the legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms. Upon the execution and delivery by Seller of the closing documents set forth in
Section 2.5A (collectively, the "Seller's Closing Documents"), the Seller's Closing Documents will constitute the legal, valid, and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

         Seller has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Seller's Closing Documents and to perform his obligations under this Agreement and the Seller's Closing Documents.

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               B. The Buyer's Stock which Seller shall acquire pursuant to this
Agreement shall be returned to the treasury of Seller and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

         3.3. CAPITALIZATION. The authorized equity securities of Company consist of 1,000,000 shares of common stock, $.01 par value per share, of which 1,000,000 shares are issued and outstanding and constitute the Shares.

         Seller is and will be on the Closing Date the record and beneficial owner and holder of the Shares, free and clear of all Encumbrances. There are no Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of Company, including, but not limited to, stock options, warrants, convertible securities, redemption rights, registration rights and the like either (i) to which Seller is a party or (ii) which have been caused by Seller.

         None of the outstanding equity securities or other securities of Company issued since July 2, 1997, were issued in violation of the Securities Act or any other Legal Requirement. Company does not own, nor does it have any Contract to acquire, any equity securities or other securities of any Person (other than Company) or any direct or indirect equity or ownership interest in any other business.

         3.4. BOOKS AND RECORDS. The minute books of Company contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of Company, and no meeting of any such stockholders, Board of Directors, or committee has been held for and no material action has been taken at any meeting for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of Company.

         3.5. OTHER THAN IN ORDINARY COURSE. Except for the Tax Liability discussed in Section 6.2, Seller has not caused the Company to incur, and Seller has no knowledge of, liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for current liabilities incurred in the Ordinary Course of Business, including, but not limited to, the release or waiver of any material rights, or the disposal of any material asset, of the Company.

         3.6. BROKERS OR FINDERS. Seller and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

         3.7. DISCLOSURE. No representation or warranty of Seller in this Agreement omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

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4.       REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer represents and warrants to Seller as follows:

         4.1. AUTHORITY. This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Upon the execution and delivery by Buyer of the closing documents set forth in Section 2.5.B (collectively, the "Buyer's Closing Documents"), the Buyer's Closing Documents will constitute the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms. Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and the Buyer's Closing Documents and to perform its obligations under this Agreement and the Buyer's Closing Documents.

         4.2. INVESTMENT INTENT. Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

         4.3. BROKERS OR FINDERS. Buyer and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Seller harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

5.       COVENANTS OF SELLER PRIOR TO CLOSING DATE.

         5.1. PAYMENT OF INDEBTEDNESS BY RELATED PERSONS.

         Except as expressly provided in this Agreement, Seller will cause all indebtedness, if any, owed to Company by Seller or any Related Person of Seller (other than Mr. Scott Schuster) to be paid in full prior to Closing.

         5.2. NO NEGOTIATION.

         Until such time, if any, as this Agreement is terminated pursuant to
Section 9., Seller will not, and will cause Company and its Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Buyer) relating to any transaction involving the sale of the business or assets (other than in the Ordinary Course of Business) of Company, or any of the capital stock of Company, or any merger, consolidation, business combination, or similar transaction involving Company.

         5.3. CLOSING OF BANK ACCOUNTS.

         Seller shall cause the closing of all Company bank accounts for which Seller, or its officers and directors (other than Mr. Scott Schuster), have sole signature authority.

         5.4. NOTIFICATION.

         Between the date of this Agreement and the Closing Date, Seller will promptly notify Buyer in writing if such Seller or Company becomes aware of any fact or condition that causes

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or constitutes a Breach of any of Seller's representations and warranties as of the date of this Agreement, or if such Seller or Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.

6.       COVENANTS OF BUYER PRIOR TO CLOSING DATE.

         6.1. BEST EFFORTS. Before the Closing Date, Buyer shall use its Best Efforts to cause the lessor to release any guarantee executed by Mr. Gerard Haryman with respect to the lease on Mr. Schuster's automobile. Absent such a release, Mr. Schuster and the Company, jointly and severally, agree to indemnify and hold Mr. Haryman harmless with respect to any claim asserted under this guarantee. Buyer shall use its best efforts to cooperate with the Company to remove Seller on any guarantees relating to the factoring of Company receivables.

         6.2. TAX LIABILITY PLAN. On or before Closing, Company and Buyer shall have entered into a plan with the Internal Revenue Service to repay the delinquent payroll taxes described more fully on SCHEDULE 6.2 hereof.

         The principal terms of such plan are set forth on EXHIBIT J. (the "Tax Liability Plan"). If at any time following Closing, Buyer and/or the Company defaults on any payment required by the Tax Liability Plan and fails to cure such payment default prior to the applicable cure period in the Tax Liability Plan, Seller shall have the right but not the obligation to repurchase the Shares in exchange for the payment to Buyer of One Dollar ($1). Seller shall notify Buyer of its intent to repurchase the Shares at least ten (10) business days prior to the closing date set forth in Seller's notice for such repurchase of Shares. Such notice shall specify in reasonable detail the payment default and failure to cure within applicable cure periods. The Tax Liability Plan shall be paid by Acquisition Group.

         6.3. CASH PENDING CLOSING. As of the execution of this Agreement, Acquisition Group shall provide any and all cash requirements of the Company through Closing and, as of the Closing Date, shall enjoy the benefits and burdens of ownership from the execution date of this Agreement. In the event that Closing of the Contemplated Transaction does not occur for any reason, Company agrees to reimburse Buyer for such cash outlay from the execution of this Agreement through the Termination Date. Such payment will be made within sixty (60) business days following the Termination Date.

7.       CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE.

         Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

         7.1. ACCURACY OF REPRESENTATIONS. All of Seller's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this

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Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, giving effect to any Notification pursuant to
Section 5.4.

         7.2. SELLER'S AND COMPANY'S PERFORMANCE.

               A. All of the covenants and obligations that Seller is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

               B. Each document required to be delivered pursuant to Section
2.5. must have been delivered, and each of the other covenants and obligations in Section 5. must have been performed and complied with in all respects.

         7.3. ADDITIONAL DOCUMENTS. Seller shall deliver such other documents as Buyer may reasonably request for the purpose of (i) evidencing the accuracy of any of Seller's representations and warranties; (ii) evidencing the performance by Seller of, or the compliance by Seller with, any covenant or obligation required to be performed or complied with by Seller; (iii) evidencing the satisfaction of any condition referred to in this Section 7. or (iv) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

         7.4. NO CLAIM REGARDING STOCK OWNERSHIP OR SALE PROCEEDS. There must not have been made or Threatened by any Person any claim asserting that such Person is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, any of the Company.

         7.5. NO PROCEEDINGS. Since the date of this Agreement, there must not have been commenced or Threatened against Seller, or against any Person affiliated with Seller, any Proceeding (i) involving any challenge to, or seeking Damages or other relief in connection with, any of the Contemplated Transactions or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

         7.6. NO PROHIBITION. Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Buyer or any Person affiliated with Buyer to suffer any material adverse consequence under (i) any applicable Legal Requirement or Order or (ii) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body.

8.       CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE.

         Seller's obligation to sell the Shares and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

         8.1. ACCURACY OF REPRESENTATIONS. All of Buyer's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this

Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

         8.2. BUYER'S PERFORMANCE.

               A. All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all material respects.

               B. Buyer must have delivered each of the documents required to be delivered by Buyer pursuant to Section 2.5.

         8.3. ADDITIONAL DOCUMENTS. Buyer shall deliver such other documents as Seller may reasonably request for the purpose of (i) evidencing the accuracy of any of Buyer's representations and warranties; (ii) evidencing the performance by Buyer of, or the compliance by Buyer with, any covenant or obligation required to be performed or complied with by Buyer; (iii) evidencing the satisfaction of any condition referred to in this Section 8. or (iv) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

         8.4. NO CLAIM REGARDING STOCK OWNERSHIP OR SALE PROCEEDS. There must not have been made or Threatened by any Person any claim asserting that such Person is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, any of the Company.

         8.5. NO PROCEEDINGS. Since the date of this Agreement, there must not have been commenced or Threatened against Buyer, or against any Person affiliated with Buyer, any Proceeding (i) involving any challenge to, or seeking Damages or other relief in connection with, any of the Contemplated Transactions or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

         8.6. NO PROHIBITION. Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Buyer or any Person affiliated with Buyer to suffer any material adverse consequence under (i) any applicable Legal Requirement or Order or (ii) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body.

9.       TERMINATION.

         9.1. TERMINATION EVENTS.

         This Agreement may, by notice given prior to or at the Closing, be terminated:

               A. By either Buyer or Seller if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been waived;

               B. (i) By Buyer if any of the conditions in Section 7. have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date;

                  (ii) By Seller, if any of the conditions in Section 8. have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with their obligations under this Agreement) and Seller has not waived such condition on or before the Closing Date; or

               C. By mutual consent of Buyer and Seller;

               D. By Buyer if Buyer is unable to agree with the IRS on the terms of the Tax Liability Plan; or

               E. By either Buyer or Seller if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before June 15, 1998, or such later date as the parties may agree upon.

         9.2. EFFECT OF TERMINATION. Each party's right of termination under
Section 9.1. is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1., all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 10.1, 10.2, 10.3, and 10.11 will survive; provided, however, that if this Agreement is terminated by a party because of the Breach of the Agreement by the other party or because one (1) or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

         9.3. DISBURSEMENT OF ESCROW. The $60,000 held in escrow under the Escrow Agreement shall be returned to Buyer upon Termination.

10.      GENERAL PROVISIONS.

         10.1. EXPENSES. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel, and accountants.

         Seller will cause Company not to incur any out-of-pocket expenses in connection with the Contemplated Transactions. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

         10.2. NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt); (ii) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered or certified mail, return receipt requested or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

       Seller:          Mr. Gerard Haryman
                        Phoenix International Industries, Inc.
                        501 South Dixie Highway
                        West Palm Beach, Florida 33401

       With a copy to:  Richard D. Salpeter
                        Hobart Group, Inc.
                        Brickell Bay View Centre
                        Suite 2100
                        80 Southwest 8th Street
                        Miami, Florida 33130

       Buyer:           Dr. David Aksoy
                        Mr. Scott Schuster
                        Intuitive Technology Consultants, Inc.
                        3700 Crestwood Parkway
                        Duluth, Georgia 30096

       With a copy to:  Morris, Manning & Martin, L.L.P.
                        1600 Atlanta Financial Center
                        3343 Peachtree Road, N.E.
                        Atlanta, Georgia 30326-1044
                        Attention: Bryan G. Harrison, Esq.

         10.3. CONFIDENTIALITY.

         Between the date of this Agreement and the Closing Date, Buyer and Seller will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Buyer and Company to maintain in confidence, and not use to the detriment of another party or any company any written, oral, or other information obtained in confidence from another party or any company in connection with this Agreement or the Contemplated Transactions, unless:

               A. Such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party;

               B. The use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions; or

               C. The furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings or statutory requirements.

         If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

         10.4. FURTHER ASSURANCES.

         The parties agree (i) to furnish upon request to each other such further information; (ii) to execute and deliver to each other such other documents and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         10.5. ENTIRE AGREEMENT, MODIFICATION AND WAIVER.

         This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including the Letter of Intent between Buyer and Seller dated May 28, 1998) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment. All waivers and no failure or delay by either party in exercising any rights operates as a waiver thereof nor shall any single or partial exercise of any right preclude any future exercise thereof.

         10.6. ASSIGNMENTS, SUCCESSORS AND NO THIRD-PARTY RIGHTS.

         Neither party may assign any of its rights under this Agreement without the prior consent of the other parties, which will not be unreasonably withheld, except that Buyer may assign any of its rights under this Agreement to any Subsidiary of Buyer. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties.

         Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         10.7. SEVERABILITY.

         If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         10.8. SECTION HEADINGS; CONSTRUCTION.

         The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         10.9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         Each of the representations and warranties made by each party in this Agreement, or pursuant hereto, shall survive for a period of one (1) year after the Closing.

         10.10. TIME OF ESSENCE. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

         10.11. GOVERNING LAW. This Agreement will be governed by the laws of the State of Georgia without regard to conflicts of laws principles.

         10.12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

BUYER:                                  SELLER:

By: /s/ DR. DAVID AKSOY                 By: /s/ GERARD HARRYMAN
   -----------------------------           ------------------------------------
        Dr. David Aksoy                         Mr. Gerard Harryman

Title: Member                           Title: Chief Executive Officer

Date: 6-16-98                           Date: 6-12-98


COMPANY:

By: /s/ SCOTT SCHUSTER
   -----------------------------           ------------------------------------
        Mr. Scott Schuster

Title: Chief Executive Officer

Date: 6-16-98

                                 EXHIBIT A

         The Buyer shall pay to Seller an amount calculated to reflect Seller's net investment in Company from June 2, 1997, to the date of Closing (the "Reimbursement Amount"), which Seller represents to be approximately Three Hundred Fifty Thousand Dollars ($350,000.00). Upon the execution of the Stock Purchase Agreement, Buyer shall engage Fred Grant or other accountant agreed upon by the parties (the "Accountant") to review the books and records of Seller and the Company to confirm the net investment of Seller in Company, taking into consideration all capital investments made by Seller into and exclusively for the benefit of the Company and all unreimbursed costs incurred exclusively for the benefit of Company less any amounts retained by Seller or avoided by or on behalf of Seller or as a result of Company operations from the date of June 2, 1997, through the date of Closing. Such review by the Accountant shall be conducted with the intent of the parties being that Seller and Buyer be placed in as close to the same position as if Buyer owned the Company from June 2, 1997, to Closing subject to Section 2.6 of the Stock Purchase Agreement. Interest at the rate of 8% per annum shall be calculated on the amounts invested by Seller in Company as well as any amounts retained or avoided by Seller over and above reasonable cost of Seller's services to Company which would otherwise have been born by Company had Company been a stand alone company.

         Seller, Company and Buyer will cooperate in all respects with the review performed by the Accountant, and the Accountant shall adjust the Reimbursement Amount up or down based upon the results of his review.

                                   EXHIBIT B

         Each of the undersigned parties to the Escrow Agreement dated as of May 28, 1998, (the "Agreement") hereby agrees and does release Escrow Agent, as that term is defined in the Agreement, from all further responsibilities and obligations under the Agreement and does hereby authorize Escrow Agent to distribute the Escrow Fund to Phoenix International Industries, Inc. forthwith.

ITC Acquisition Group, LLC,             Phoenix International Industries, Inc.
f/k/a The Acquisition Group

By: /s/ SCOTT SCHUSTER                  By: /s/ GERARD HARRYMAN
   -----------------------------           ------------------------------------
        Scott Schuster                          Mr. Gerard Harryman

Title: Member                           Title: CEO

Date: 6-23-98                           Date: 6-23-98

                                   EXHIBIT C


[LOGO]                              PHOENIX
                         INTERNATIONAL INDUSTRIES INC.
================================================================================

June 22, 1998

Board of Directors
Intuitive Technology Consultants, Inc.
3700 Crestwood Parkway
Deluth, Georgia 30096

Via Federal Express

Dear Members of the Board:

This is to inform you that effective immediately upon the closing of the sale of Intuitive Technology Consultants, Inc.("ITC") to ITC Acquisition Group, LLC,; I, Gerard Haryman, resign as a member of the Board of Directors of ITC.

I wish ITC success in its future endeavors under its new ownership.

Yours truly,

/s/ GERARD HARRYMAN
   -----------------------------
    Gerard Harryman


________________________________________________________________________________
    501 South Dixie Highway * West Palm Beach, Florida 33401 * (561) 832-5208
                              * Fax (561) 835-9636

                                 EXHIBIT D

         Intuitive Technology Consultants, Inc. (the "Company") and Scott Schuster, as evidenced by their respective signatures below, hereby jointly agree to terminate Schuster's Employment Agreement with the Company effective June 15, 1998.

    COMPANY:


By: /s/ SCOTT SCHUSTER                             /s/ SCOTT SCHUSTER
    -------------------------------                ----------------------------
        Scott Schuster                                 Scott Schuster

Title: Chief Executive Officer                     Date:
                                                        -----------------------

Date:
     ------------------------------

                                   EXHIBIT E

                                 MUTUAL RELEASE

Each of undersigned parties, for itself, its subsidiaries, affiliates, successors in interest, assigns, directors, and employees, hereby unconditionally releases and discharges the other party, its affiliates, subsidianes, successors, assigns, directors, and employees, from all past and present claims, demands, actions and causes of action of any kind or nature, whether known or unknown, accruing through the date hereof.

BUYER:                                  SELLER:

By: /s/ SCOTT SCHUSTER                  By: /s/ GERARD HARRYMAN
    ----------------------------            -----------------------------------
        Scott Schuster                          Mr. Gerard Harryman

Title: Member                           Title: Chief Executive Officer

Date:___________________________        Date: 6-23-98

                              EXHIBIT F

         Seller hereby delivers to Buyer in Atlanta, Georgia that certain 1996 Ford Crown Victoria, VIN # 2FALT74WlTX200722 leased by the Company which has been utilized by Tom Donaldson.

         Buyer and Seller hereby recognize that that certain 1995 Mercedes 500, VIN #WDBGA51EORA179990 leased by Scott Schuster is already in the possession of Buyer.

                                    EXHIBIT G

         Seller hereby represents and warrants that each and every representation and warranty made by Seller was accurate as of June 1, 1998, and is accurate as of the date of execution of this Exhibit.

Phoenix International Industries, Inc.

By: /s/ GERARD HARRYMAN
   ------------------------------------
        Gerard Harryman
Title: CEO

Date: 6-23-98

                                   EXHIBIT H

                    INTUITIVE TECHNOLOGY CONSULTANTS, INC.
                      AND ITC ACQUISITION GROUP SUB, LLC

June 15, 1998                                                            $50,000

                               SUBORDINATED NOTE
                              DUE DECEMBER 1,1998

         INTUITIVE TECHNOLOGY CONSULTANTS, INC., a Georgia corporation (the "Company"), and ITC ACQUISITION GROUP SUB, L.L.C., a Georgia limited liability company (the "Sub") and a wholly-owned subsidiary of ITC ACQUISITION GROUP, LLC, for value received, hereby promise to pay to PHOENIX INTERNATIONAL INDUSTRIES, INC. (the "Holder") on December 1, 1998, at the principal offices of the Company, the principal sum of Fifty Thousand Dollars ($50,000) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal balance hereof at the rate of 8% per annum, from the date hereof until repayment. Interest hereunder shall accrue and shall be payable monthly in arrears on the first day of each month during the term of this Note, in like coin or currency, to the Holder at the office of the Company as hereinabove set forth.

1.   SUBORDINATION

         A. This Note is the direct obligation of the Sub and the Company and chargeable against all property of the Company, only, whatsoever and wheresoever, both present and future. However, the indebtedness evidenced by this Note and the payment of the principal of this Note shall be at all times and in all respects wholly subordinate, junior and subject in right of payment to all Senior Indebtedness (as hereinafter defined) now outstanding or hereinafter incurred. Without limiting the effect of the foregoing, "subordinate," as used herein, shall be deemed to mean that, in the event of any default in the payment of Senior Indebtedness (after giving effect to "cure" provisions, if any) or of any liquidation, insolvency, bankruptcy, reorganization, or similar proceedings relating to the Company, all sums payable on Senior Indebtedness shall first be paid in full, with interest, if any, before the payment is made upon the indebtedness evidenced by this Note, and, in such event, any payment or distribution of any character which shall be made in respect of this Note shall be paid over to the holders of Senior Indebtedness for application pro rata to the payment thereof, unless and until such Senior Indebtedness shall have been paid and satisfied in full. "Senior Indebtedness" shall mean the principal of and interest on, all indebtedness of the Company to banks, trust companies, insurance companies, and institutional lenders, and any deferrals, renewals, extensions, or guarantees thereof.

         B. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof that any such owner or holder may have or be otherwise charged with.

         C. Holder agrees not to file any lien of record relating to this Note or the indebtedness evidenced herein.

2.   ASSIGNMENT

         This Note may not be assigned except upon written consent of the Company and the Sub, which written consent shall not be unreasonably withheld.

3.   PREPAYMENT

         A. The principal amount of this Note may be prepaid by the Company and/or the Sub, in whole or in part, without premium or penalty, at any time.

         B. Upon any prepayment of the entire principal amount of this Note, all accrued, but unpaid, interest shall be paid to the Holder on the date of prepayment.

4.   EVENTS OF DEFAULT AND DEFAULT

         A. An Event of Default shall occur if one or more of the following events, herein called Events of Default, shall happen and be continuing:

            (i) Default in the payment of the principal and accrued interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise;

            (ii) Application for, or consent to, the appointment of a receiver, trustee or liquidator for the Company or of its property;

            (iii) General assignment by the Company for the benefit of creditors;

            (iv) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

            (v) Entering against the Company of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 120 days.

         B. The Company and the Sub agree that notice of the occurrence of any event of default will be promptly given to the Holder at its registered address by registered or certified mail.

         C. This Note shall immediately become due and payable upon the Company's and the Sub's failure to cure any Event of Default on or before forty-five (45) days after its occurrence. In the event that the Company and the Sub fail to cure any Event of Default within the forty-five (45) day period, all amounts owing under this Note shall accrue interest at the default rate of fifteen percent (15%) from the date of the Event of Default.

5.   MISCELLANEOUS

         A. Upon receipt by the Company and the Sub of evidence in a form acceptable to the Company in its sole discretion of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company and the Sub shall execute and deliver a new Note of like tenor and date.

         B. This Note shall be construed and enforced in accordance with the laws of the State of Georgia, without regard to the conflicts of laws provisions applicable therein.

         C. No recourse shall be had for the payment of any sum due pursuant to this Note against any incorporator or any past, present or future stockholder, officer, director or agent of the Company or the Sub or of any incorporator or any past, present or future stockholder, officer, director or agent of any successor corporation, either directly or through the Company or the Sub, under any statute or by the enforcement of any assessment or otherwise, all such liability of the incorporators, stockholders, officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

    IN WITNESS WHEREOF, the Company and the Sub have executed this Note effective the date first above written.

                                  INTUITIVE TECHNOLOGY CONSULTANTS, INC.



                                  By: /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                     Chief Executive Officer


                                  ITC ACQUISITION GROUP SUB, L.L.C.


                                  By: /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                     President

                                   EXHIBIT I

                     INTUITIVE TECHNOLOGY CONSULTANTS, INC.
                      AND ITC ACQUISITION GROUP SUB L.L.C.

      June 15, 1998                                                $240,000

                                SUBORDINATED NOTE
                                DUE JUNE 15,1999

         INTUITIVE TECHNOLOGY CONSULTANTS, INC., a Georgia corporation (the "Company"), and ITC ACQUISITION GROUP SUB, L.L.C., a Georgia limited liability company (the "Sub"), a wholly-owned subsidiary of ITC ACQUISITION GROUP, LLC, for value received, hereby promise to pay to PHOENIX INTERNATIONAL INDUSTRIES, INC. (the "Holder") on June 15, 1999, at the principal offices of the Company, the principal sum of Two Hundred Forty Thousand Dollars ($240,000) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal balance hereof at the rate of 8% per annum, from the date hereof until repayment. Interest hereunder shall accrue and shall be payable monthly in arrears on the first day of each month during the term of this Note, in like coin or currency, to the Holder at the office of the Company as hereinabove set forth.

1.   ADJUSTMENT TO PRINCIPAL

         A. Upon the execution of this Agreement, Fred Grant or another accountant agreed upon by the parties (the "Accountant") shall review the books and records of Holder and the Company to confirm the net investment of Holder in Company, taking into consideration all capital investments made by Holder into and exclusively for the benefit of the Company and all unreimbursed costs incurred exclusively for the benefit of Company less any amounts retained by Holder or avoided by or on behalf of Holder as a result of Company operations from the date of June 2, 1997, through the date of Closing. Such review by the Accountant shall be conducted as set forth more fully on EXHIBIT A to the Stock Purchase Agreement dated as of June 1, 1998, (the "Agreement") with the intent of the parties being that Holder and Company be placed in as close to the same position as if the Company was owned by a third-party from June 2, 1997, to the date hereof subject to Section 2.6 of the Agreement. Interest at the rate of 8% per annum shall be calculated on the amounts invested by Holder in Company as well as any amounts retained or avoided by Holder over and above reasonable cost of Holder's services to Company which would otherwise have been born by Company had Company been a stand alone company.

         B. Company, Sub, and Holder will cooperate in all respects with the review performed by the Accountant, and the Accountant shall adjust the Reimbursement Amount up or down based upon the results of his review.

2.   SUBORDINATION

         A. This Note is the direct obligation of the Sub and the Company chargeable against all property of the Company, only, whatsoever and wheresoever, both present and future. However, the indebtedness evidenced by this Note and the payment of the principal of this Note shall be at all times and in all respects wholly subordinate, junior and subject in right of payment to all Senior Indebtedness (as hereinafter defined) now outstanding or hereinafter incurred. Without limiting the effect of the foregoing, "subordinate," as used herein, shall be deemed to mean that, in the event of any default in the payment of Senior Indebtedness (after giving effect to "cure" provisions, if any) or of any liquidation, insolvency, bankruptcy, reorganization, or similar proceedings relating to the Company, all sums payable on Senior Indebtedness shall first be paid in full, with interest, if any, before the payment is made upon the indebtedness evidenced by this Note, and, in such event, any payment or distribution of any character which shall be made in respect of this Note shall be paid over to the holders of Senior Indebtedness for application pro rata to the payment thereof, unless and until such Senior Indebtedness shall have been paid and satisfied in full. "Senior Indebtedness" shall mean the principal of and interest on, all indebtedness of the Company to banks, trust companies, insurance companies, and institutional lenders, and any deferrals, renewals, extensions, or guarantees thereof.

         B. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company of the Sub or by any non-compliance by the Company or the Sub with the terms, provisions and covenants of this Note, regardless of any knowledge thereof that any such owner or holder may have or be otherwise charged with.

         C. Holder agrees not to file any lien of record relating to this Note or the indebtedness evidenced herein.

3.   ASSIGNMENT

         This Note may not be assigned except upon written consent of the Company and the Sub, which written consent shall not be unreasonably withheld.

4.   PREPAYMENT

         A. The principal amount of this Note may be prepaid by the Company and/or the Sub, in whole or in part, without premium or penalty, at any time.

         B. Upon any prepayment of the entire principal amount of this Note, all accrued, but unpaid, interest shall be paid to the Holder on the date of prepayment.

5.   EVENTS OF DEFAULT AND DEFAULT

         A. An Event of Default shall occur if one or more of the following events, herein called Events of Default, shall happen and be continuing:

         (i) Default in the payment of the principal and accrued interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise;

         (ii) Application for, or consent to, the appointment of a receiver, trustee or liquidator for the Company or of its property;

         (iii) General assignment by the Company for the benefit of creditors;

         (iv) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

         (v) Entering against the Company of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 120 days.

         B. The Company and the Sub agree that notice of the occurrence of any event of default will be promptly given to the Holder at its registered address by registered or certified mail.

         C. This Note shall immediately become due and payable upon the Company's and the Sub's failure to cure any Event of Default on or before forty-five (45) days after its occurrence. In the event that the Company and the Sub fail to cure any Event of Default within the forty-five (45) day period, all amounts owing under this Note shall accrue interest at the default rate of fifteen percent (15%) from the date of the Event of Default.

6.   MISCELLANEOUS

         A. Upon receipt by the Company and the Sub of evidence in a form acceptable to the Company and the Sub in their sole discretion of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company and the Sub shall execute and deliver a new Note of like tenor and date.

         B. This Note shall be construed and enforced in accordance with the laws of the State of Georgia, without regard to the conflicts of laws provisions applicable therein.

         C. No recourse shall be had for the payment of any sum due pursuant to this Note against any incorporator or any past, present or future stockholder, officer, director or agent of the Company or the Sub or of any incorporator or any past, present or future stockholder, officer, director or agent of any successor corporation, either directly or through the Company or the Sub, under any statute or by the enforcement of any assessment or otherwise, all such liability of the incorporators, stockholders, officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

         IN WITNESS WHEREOF, the Company and the Sub have executed this Note effective the date first above written.

                                    INTUITIVE TECHNOLOGY CONSULTANTS, INC.

                                    By: /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        Chief Executive Officer


                                    ITC ACQUISITION GROUP SUB, LLC.

                                    By: /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        President

                                   EXHIBIT J

Friday, May 29, 1998

Gerard Haryman, President & CEO
Phoenix International Industries, Inc
501 S. Dixie Hwy
W. Palm Beach FL

Dear Mr. Haryman

Accept this letter as my resignation from the Board of Directors of Phoenix International Industries, Inc. effective immediately.

Sincerely,

/s/ SCOTT SCHUSTER
    --------------
    Scott Schuster

Cc: Bryan Harrison, Esq.
    Morris, Manning and Martin

                            SHARE EXCHANGE AGREEMENT
                                  BY AND AMONG


PHOENIX INTERNATIONAL INDUSTRIES, INC., AND
MIC-MAC INVESTMENTS, INC. AND SHAREHOLDERS OF MIC-MAC INVESTMENTS, INC.

FOR THE EXCHANGE OF CAPITAL STOCK OF MIC-MAC INVESTMENTS, INC.

DATED AS OF APRIL 9, 1998

        THIS SHARE EXCHANGE AGREEMENT, dated as above, by and among PHOENIX INTERNATIONAL INDUSTRIES, INC., a Florida corporation (herinafter "Phoenix") and MIC-MAC INVESTMENTS INC., a South Carolina corporation and the Shareholders of MIC-MAC, INVESTMENTS, INC. (herinafter "MM") as set forth on Schedule "A" attached hereto and made a part hereof (individually a "Shareholder" and collectively, the "Shareholders"),

WHEREAS, Phoenix is a corporation organized under the laws of the State of Florida and is responsible for filing certain reports with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934;

WHEREAS, MM is a corporation organized under the laws of the State of South Carolina;

WHEREAS, MM believes it is in the best interest of its shareholders (and the shareholders of Phoenix after giving effect to the transactions contemplated hereby) to avail itself of the advantages of being part of a "publicly traded corporation", and

WHEREAS, the Shareholders own 100% the issued and outstanding shares of common stock (the "Shares") of MM; and

WHEREAS, the Shareholders desire to exchange the Shares for shares of the common stock, par value $.001 per share, of PHOENIX INTERNATIONAL INDUSTRIES, INC., upon the terms and subject to the conditions set forth in this Agreement, and

WHEREAS, the parties desire this to be a tax-free exchange under the Internal Revenue Code.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I
                       EXCHANGE OF SHARES FOR COMMON STOCK

        SECTION 1.1 Agreement to Exchange Shares for Common Stock: On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, the Shareholders shall sell, assign, transfer, convey and deliver the Shares (representing 1,000 shares or 100% of the common stock of MM) to Phoenix, and Phoenix shall accept the Shares from the Shareholders in exchange for the shares of Common Stock of Phoenix as defined below.

        SECTION 1.2 Closing: The closing of such exchange (the "Closing") shall take place at 10:00 a.m. EST on the second business day after the conditions to closing set forth in Articles VI and VII have been satisfied or waived, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at the offices of Phoenix, 501 S. Dixie Hwy., West Palm Beach, Florida 33401. At the Closing, the Shareholders shall deliver to Phoenix or its designee(s) stock certificates representing the Shares, duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank. In full consideration and exchange for the Shares, Phoenix shall exchange with the Shareholders the Exchange Consideration as provided for in Section 1.3 hereof.

        SECTION 1.3 Exchange Consideration: In exchange for the Shares, Phoenix will exchange with the Shareholders of MM a maximum of of four hundred seventy thousand shares (470,000) shares of its Common Stock, restricted, pursuant to Rule 144 of the Securities and Exchange commission, under the following terms and conditions (the Exchange Consideration):
               a. two hundred twenty thousand (220,000) upon closing, and
               b. two hundred fifty thousand (250,000) one year from the date of closing, providing all conditions of this acquisition agreement have been met, however,
               c. should all conditions of the acquisition agreement not be met as scheduled, the payment of the two hundred twenty thousand shares [as in (a) above] shall be deemed the full purchase price and will be considered "as payment in full".


                                   ARTICLE II
                      REPRESENTATIONS AND WARRANTIES OF MM

MM hereby represents, warrants and agrees as follows:

        SECTION 2.1 Corporate Organization:
               (a) MM is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by MM or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of MM (a "MM Material Adverse Effect");


               (b) Copies of the Articles of Incorporation and By-laws of MM, with all amendments thereto to the date hereof, have been furnished to Phoenix, and such copies are accurate and complete as of the date hereof. The minute books of MM are current as required by law, contain the minutes of all meetings of the Board of Directors, committees of the Board of Directors and Shareholders from date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors, committees of the Board of Directors and Shareholders of MM.

        SECTION 2.2 Capitalization of the Company: The authorized capital stock of MM consists of; 1,000 shares of common stock, with a par value of $.01 per share, of which 1,000 shares are outstanding. All of the shares of capital stock have been duly authorized and validly issued, and are fully paid and non-assessable and no personal liability attaches to the ownership thereof. Except as set forth in this Section 2.2, the Shares are the sole outstanding shares of capital stock of MM, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of MM.

        SECTION 2.3  Subsidiaries and Equity Investments:  N/A.

        SECTION 2.4 Authorization and Validity of Agreements: MM has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by MM and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of MM are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

        SECTION 2.5 No Conflict or Violation: The execution, delivery and performance of this Agreement by MM and each Shareholder does not and will not violate or conflict with any provision of the Articles of Incorporation or By-laws of MM, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which MM or any Shareholder is a party or by which any of them is bound or to which any of its or their respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of MM, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which MM is bound.

        SECTION 2.6 Consents and Approvals: If applicable, each party to this agreement will set forth as Schedule 2.6; a true and complete list of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by MM and each Shareholder or the performance by MM and each Shareholder of its or their obligations hereunder.

        SECTION 2.7 Financial Statements: MM has heretofore furnished to Phoenix audited financial statements as of December 31, 1997, accompanied by the reports thereon of MM's Accountants, (the audited balance sheets being hereinafter referred to as the "financial statements"). The financial statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material aspects, the financial position, results of operations and changes in financial position of MM as of such dates and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of MM, (iv) can be reconciled with the financial statements and the financial records maintained and the accounting methods applied by MM for federal income tax purposes, (v) and contain all entries recommended by MM's Accountants.

        SECTION 2.8 Absence of Certain Changes or Events: Since December 31, 1997 and except as set forth on Schedule 2.8, if applicable:
               (a) MM has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of MM. MM does not know or has reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of MM;
               (b) there has not been any substantive change in any method of accounting or accounting practice of MM;
               (c) there has not been any declarations, setting aside or payment of dividends or distributions with respect to shares of MM or any redemption, purchase or other acquisition of any other MM's securities; and
               (d) there has not been an increase in the compensation payable or due any director or officer of MM.

        SECTION 2.9 Tax Matters: Except as reflected in MM's audited balance sheets, all returns, reports, or information return or other document (including any relating or supporting information) required to be filed before the Closing in respect of MM has been filed, and MM has paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of MM have been paid or adequately provided for and MM knows of no proposed additional tax assessment against MM not adequately provided for in the Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against MM, there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of MM. In the ordinary course, MM makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by MM. MM has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect. "Taxes" shall, for purposes of this Agreement, mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

        SECTION 2.10 Absence of Undisclosed Liabilities: Except as set forth on
Schedule 2.10, or as disclosed in its audited balance sheets of December 31, 1997, MM has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of MM as of that date included in the Financial Statements other than liabilities incurred or accrued in the ordinary course of business since December 31, 1997. Except as shown in such balance sheets or in the notes to the Financial Statements, MM is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person.

        SECTION 2.11 Interests in Real Property: Schedule 2.11 sets forth an accurate and complete list of the location of each item of real property ("Real Property") owned or leased by MM. MM as of the closing date, owns no "Real Property". Schedule 2.11 sets forth an accurate and complete list (by lessee) in the summary description of all leases of Real Property to which MM is a party. MM has a valid leasehold interest in each Real Property lease held by it as lessee or sub-lessee as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 2.11. All such Real Property leases are in full force and effect and MM has received no notice of any default thereunder or waived or is aware of any event or circumstances with which the giving of notice or lapse of time or both would constitute a default hereunder. MM has received no notice nor has any knowledge of any pending, threatened or contemplated condemnation proceeding affecting any Real Property owned or leased by it or any part thereof or of any sale or other disposition thereof in lieu of condemnation. All of the buildings, fixtures and other improvements described in
Schedule 2.11 are in good operating condition, subject to ordinary wear and tear.

        SECTION 2.12 Personal Property: MM owns all personal property (including properties that may be deemed to be a mix of personal property and Real Property, ("Personal Property")) purported to be owned by it as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 2.12. All of the Personal Property owned or leased by, and commonly used or necessary for or in the operations of MM: (i) is in such operating condition repair as may be necessary to carry on the business of MM as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, for all purposes of the business of MM as presently conducted.

        SECTION 2.13 Licenses, Permits and Governmental Approvals: Schedule 2.13 sets forth a true and complete list of all licenses, permits, franchises, authorizations and approvals issued or granted to MM by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), and all pending applications therefore. Each License and Permit is valid and in full force and effect, and, to MM's best knowledge, is not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid in any respect. The Licenses and Permits are sufficient and adequate in all material respects to permit the continued lawful conduct of MM's business in the manner now conducted and as has been proposed by MM to be conducted. Except as set forth in Schedule 2.13, no such License and Permit will in any way be affected by, or terminate or lapse by reason of the transactions contemplated by this Agreement.

        SECTION 2.14 Compliance with Law: The operations of MM have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over MM and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a MM Material Adverse Effect. MM has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to MM or any of its assets, properties or operations.

        SECTION 2.15 Litigation: Except as set forth on Schedule 2.15, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the MM's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against MM or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of MM or the transactions contemplated by this Agreement, nor is any basis known to it for any such action, suit, proceeding or investigation. Schedule 2.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither MM nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that would have a MM Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

        SECTION 2.16 Contracts: Schedule 2.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which MM is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material, (a) contracts, agreements and commitments not made in the ordinary course of business; (b) purchase and supply contracts; (c) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (d) leases and subleases of real or personal property; (e) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (f) contracts or commitments limiting or restraining MM from engaging or competing in any lines of business or with any person, firm, or corporation; (h) partnership and joint venture agreements; and (i) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. MM has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to MM's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best of MM's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

        SECTION 2.17 Employee Plans: MM has complied in all material respects with the requirements of Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), and Sections 601 to 608 of ERISA relating to continuation coverage for group health plans. Schedule 2.17 lists every pension, savings, retirement, severance health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") which MM maintains, or has any obligation to contribute to.

        SECTION 2.18 Insurance: Schedule 2.18 lists the fidelity bonds and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of MM. Except as set forth in Schedule 2.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to MM's best knowledge) and sufficient for all applicable requirements of law and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. MM is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance. Except as set forth in Schedule 2.18, there is no claim by MM pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

        SECTION 2.19 Environmental Matters: MM has obtained and maintained in effect all licenses, permits and other authorizations required under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and is in compliance with all Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a MM Material Adverse Effect. MM has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.S 9601 et seq. or any other Environmental Laws, nor has MM received notice of any such liability or any claim therefore or submitted notice pursuant to Section 103 of such Act to any governmental agency with respect to any of its respective assets.

        SECTION 2.20 Labor Matters:
               (a) Except as set forth in Schedule 2.20: (i) MM is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) MM is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) MM is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by MM nor does MM know of any activities or proceedings of any labor union to organize any such employees. MM has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.
               (b) Except as set forth in Schedule 2.20: (i) MM is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment; (ii) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB"); (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to MM's best knowledge, threatened against or affecting MM, and MM has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or written respect to employees of MM since its inception; (iv) there is no representation claim or petition pending before the NLRB and no question concerning representation exists relating to the employees of MM; (v) there are no charges with respect to or relating to MM pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; (vi) MM has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of MM and no such investigation is in progress.

        SECTION 2.21 Disclosure: This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of MM in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

        SECTION 2.22 Survival: Each of the representations and warranties set forth in this Article II shall be deemed represented and made by MM at the Closing as if made at such time and shall survive the Closing for a period terminating on the third anniversary.

                                   ARTICLE III
                      (not applicable, purposely left out)

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF PHOENIX

Phoenix represents, warrants and agrees as follows:

        SECTION 4.1 Corporate Organization: Phoenix is a publicly traded, reporting corporation (listed on the NASDAQ Over the Counter Bulletin Board under the trading symbol "PHXU") duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by Phoenix or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of Phoenix (a "Phoenix Material Adverse Effect").

               SECTION 4.2 Capitalization of the Company: Title to the Shares. The authorized capital stock of Phoenix consists of (a) 20,000,000 shares of common stock, par value $.01 per share, of which approximately 7,000,000 shares are outstanding and (b) 5,000 shares of preferred stock, none of which is issued or outstanding (the "Phoenix Shares"). All of the outstanding shares of capital stock have been duly authorized and validly issued, and are fully paid and non-assessable and no personal liability attaches to the ownership thereof. Exceptions, if any, are set forth on Schedule 4.2, the Phoenix Shares currently are the sole outstanding shares of capital stock of Phoenix, and there are no outstanding warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Phoenix. Phoenix reserves the right to issue additional shares as desired.

        SECTION 4.3 Subsidiaries and Equity Investments: As of the date of closing Phoenix has two subsidiaries, Intuitive Technology Consultants, Inc. of Atlanta, Georgia, and HDX 9000, Inc. which are wholly owned by Phoenix, prior to the date of closing of this Agreement, Phoenix has no other subsidiaries or equity investments.

        SECTION 4.4 Authorization and Validity of Agreements: Phoenix has all corporate power and authority to execute and deliver this Agreement to perform its obligations hereunder and to consummate the transactions the transactions contemplated hereby. The execution and delivery of this Agreement by Phoenix and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Phoenix are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

        SECTION 4.5 No Conflict or Violation: Except as otherwise set forth on
Schedule 4.6, the execution, delivery and performance of this Agreement by Phoenix does not and will not violate or conflict with any provision of the Articles of Incorporation or by-laws of Phoenix, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement , trust indenture or other agreement or instrument to which Phoenix is a party or by which it is bound or to which any of its respective properties or assets is subject, nor will result in the creation or imposition any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Phoenix, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Phoenix is bound.

        SECTION 4.6 Consents and Approvals: Schedule 4.6 sets forth a true and complete list, if applicable, of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by Phoenix or the performance by Phoenix of its obligations hereunder.

        SECTION 4.7 Financial Statements: Phoenix has heretofore furnished to MM
(a) financial statements as of and for the fiscal year ended on May 31, 1997, accompanied by the reports thereon of Phoenix's Accountants, (the financial statement listed above being hereinafter referred to as the "Financial Statement"). The Financial Statement, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material respects, the financial position, results of operations and changes in financial position of Phoenix as of such dates and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Phoenix, (iv) can be reconciled with the financial statements and the financial records maintained and the accounting methods applied by Phoenix for federal income tax purposes, and (v) contain all entries recommended by Phoenix's Accountants.

        SECTION 4.8 Absence of Certain Changes or Events: Since May 31, 1997, and except (i) as contemplated by this Agreement or(ii) as set forth on Schedule 4.8:
               (a) Phoenix has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of Phoenix. Phoenix does not know or has reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Phoenix;
               (b) there has not been any substantive change in any method of accounting or accounting practice of Phoenix;
               (c) there have not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Phoenix or any redemption, purchase or other acquisition of any other Phoenix's securities; and
               (d) there has not been an increase in the compensation payable or to become payable to any director or officer of Phoenix other than pursuant to employment agreements or consistent with prior past practices.

        SECTION 4.9 Tax Matters: All returns, reports, or information return or other document (including any relating or supporting information) required to be filed before the Closing in respect of Phoenix has been filed, and Phoenix has paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of Phoenix have been paid or adequately provided for and Phoenix knows of no proposed additional tax assessment against Phoenix not adequately provided for in the Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against Phoenix, there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Phoenix. In the ordinary course, Phoenix makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by Phoenix. Phoenix has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect. Taxes shall for purposes of this Agreement mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.
Schedule 4.9 sets forth an accurate and complete list of all tax loss carry-forwards.

        SECTION 4.10 Absence of Undisclosed Liabilities: Except as set forth on
Schedule 4.10 or 4.16, Phoenix has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of Phoenix as of May 31, 1997, other than liabilities incurred or accrued in the ordinary course of business since May 31, 1997. Except as shown in such balance sheets or in the notes to the Financial Statements, Phoenix is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.

        SECTION 4.11 Interests in Real Property: Other than the office lease relating to the property located at 501 S. Dixie Hwy., West Palm Beach, Fl 33410, Phoenix does not own or lease any real property.

        SECTION 4.12 Personal Property: Phoenix owns all personal property (including properties that may be deemed to be a mix of personal property and Real Property, ("Personal Property")) purported to be owned by it as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 4.12. All of the Personal Property owned or leased by, and commonly used or necessary for or in the operations of, any of, Phoenix: (i) is, in the aggregate, in such operating condition repair as may be necessary to carry on the business of Phoenix as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, for all purposes of the business of Phoenix.

        SECTION 4.13 Licenses, Permits and Governmental Approvals: Schedule 4.13 sets forth a true and complete list of all licenses, permits, franchises, authorizations and approvals issued or granted to Phoenix by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), and all pending applications therefore. Each License and Permit is valid and in full force and effect, and, to Phoenix's best knowledge, is not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid in any respect. The Licenses and Permits are sufficient and adequate in all material respects to permit the continued lawful conduct of Phoenix's business in the manner now conducted and as has been proposed by Phoenix to be conducted. Except as set forth in Schedule 4.13, no such License and Permit will in any way be affected by, or terminate or lapse by reason of the transactions contemplated by this Agreement.

        SECTION 4.14 Compliance with Law: The operations of Phoenix have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Phoenix and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Phoenix Material Adverse Effect. Phoenix has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Phoenix or any of its assets, properties or operations.

        SECTION 4.15 Litigation: Except as disclosed its financial statement there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Phoenix's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Phoenix or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of Phoenix or the transactions contemplated by this Agreement, nor is any basis known to Phoenix for any such action, suit, proceeding or investigation. Schedule 4.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither Phoenix nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that would have a Phoenix Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

        SECTION 4.16 Contracts: Schedule 4.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which Phoenix is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material, (a) contracts, agreements and commitments not made in the ordinary course of business; (b) purchase and supply contracts; (c) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (d) leases and subleases of real or personal property; (e) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (f) contracts or commitments limiting or restraining Phoenix from engaging or competing in any lines of business or with any person, firm, or corporation; (h) partnership and joint venture agreements; and (i) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. Phoenix has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to Phoenix's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best of Phoenix's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

        SECTION 4.17 Employee Plans: Phoenix has complied in all material respects with the requirements of Section 4980B of the Code and Sections 601 to 608 of ERAS relating to continuation coverage for group health plans. Schedule
4.17 lists every pension, savings, retirement, severance health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") which Phoenix maintains, or has any obligation to contribute to.

        SECTION 4.18 Insurance: Schedule 4.18 lists the fidelity bonds and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of Phoenix. Except as set forth in
Schedule 4.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to Phoenix's best knowledge) and sufficient for all applicable requirements of law and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. Phoenix is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance. Except as set forth in
Schedule 4.18, there is no claim by Phoenix pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

        SECTION 4.19 Environmental Matters: Phoenix has obtained and maintained in effect all licenses, permits and other authorizations required under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and is in compliance with all Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a Phoenix Material Adverse Effect. Phoenix has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. S 9601 et seq. or any other Environmental Laws, nor has Company received notice of any such liability or any claim therefore or submitted notice pursuant to Section 103 of such Act to any governmental agency with respect to any of its respective assets.

        SECTION 4.20 Labor Matters:
               (a) Except as set forth in Schedule 4.20: (i) Phoenix is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) Phoenix is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) Phoenix is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Phoenix nor does Phoenix know of any activities or proceedings of any labor union to organize any such employees. Phoenix has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.

               (b) Except as set forth in Schedule 4.20:
                      (i) Phoenix is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment;
                      (ii) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB");
                      (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Phoenix's best knowledge, threatened against or affecting Phoenix, and Phoenix has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or written respect to employees of Phoenix since September 30, 1995;
                      (iv) there is no representation claim or petition pending before the NLRB and no question concerning representation exists relating to the employees of Phoenix; (v) there are no charges with respect to or relating to Phoenix pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices;
                      (vi) Phoenix has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Phoenix and no such investigation is in progress.

        SECTION 4.21 Investment Intent: The Shares will be acquired hereunder solely for the account of Phoenix and its specified designees, for investment, and not with a view to the resale or distribution thereof; however, Phoenix shall not be restricted from the sale or distributation of MM, should in the normal course of business, that be deemed as advisable and advantageous to Phoenix.

        SECTION 4.22 Disclosure: This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of Phoenix in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

        SECTION 4.23 Survival: Each of the representations and warranties set forth in this Article IV shall be deemed represented and made by Phoenix at the Closing as if made at such time and shall survive the Closing for a period terminating on the third anniversary.


                                    ARTICLE V
                                    COVENANTS

        SECTION 5.1 Certain Changes and Conduct of Business: From and after the date of this Agreement and until the Closing Date, MM shall conduct, its business solely in the ordinary course consistent with past practices and, in a manner consistent with all representations or warranties of MM and,
               (a) without the prior written consent of Phoenix, MM will not, except as required or permitted pursuant to the terms hereof:
                      (i) make any material change in the conduct of its businesses and operations enter into any transaction other than in the ordinary course of business consistent with past practices;
                      (ii) make any change in its Articles of Incorporation or By-laws; issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter in any material term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;
                      (iii) (A) incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practices, or (B) issue any securities convertible or exchangeable for debt securities of MM;
                      (iv) subject any of its assets, or any part thereof, to any Lien or suffer such to be imposed other than such Liens as may arise in the ordinary course of business consistent with past practices by operation of law which will not have a material adverse effect on MM;

                      (v) acquire any assets, raw materials or properties, or enter into any other transaction, other than in the ordinary course of business consistent with past practices;
                      (vi) enter into any new (or amend any existing) employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions or consistent with past practices;
                     (vii) make or commit to make any material capital expenditure;
                     (viii) pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its affiliates;
                     (ix) guarantee any indebtedness for borrowed money or any other obligation of any other person;
                     (x) fail to keep in full force and effect insurance comparable in amount and scope to coverage maintained by it (or on behalf of it) on the date hereof;
                     (xi) take any other action that would cause any of the representations and warranties made by it in this Agreement not to remain true and correct in all material;

                     (xii) make any loan, advance or capital contribution to or investment in any person;
                     (xiii) make any change in any method of accounting or accounting principle, method, estimate or practice;
                     (xiv) settle, release or forgive any claim or litigation or waive any right;
                     (xv) commit itself to do any of the foregoing
           (b) MM will commit itself to,
                      (i) continue to maintain, in all material respects, its properties in accordance with present practices in a condition suitable for its current use;
                      (ii) file, when due or required, federal, state, foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against it, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;
                      (iii) continue to conduct its business in the ordinary course consistent with past practices;
                      (ix) keep its books of account, records and files in the ordinary course and in accordance with existing practices; and
                      (v) continue to maintain existing business relationships with suppliers and client.

        SECTION 5.2 Access to Properties and Records: MM shall afford Phoenix, its accountants, counsel and representatives and Phoenix shall afford to MM, its accountants, counsel and representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement) to all of such parties properties, books, contracts, commitments and records and, during such period, shall furnish promptly to the requesting party all other information concerning the other party's business, properties and personnel as the requesting party may reasonably request, provided that no investigation or receipt of information pursuant to this Section 5.2 shall affect any representation or warranty of or the conditions to the obligations of any party.

        SECTION 5.3 Negotiations: From and after the date hereof until the earlier of the Closing or the termination of this Agreement, no party to this Agreement nor its officers or directors (subject to such director's fiduciary duties) nor anyone acting on behalf of party or persons shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, or other entity or group concerning any merger, sale of substantial assets, purchase or sale of shares of common stock or similar transaction involving any party thereof. A party shall promptly communicate to any other party any inquiries or communications concerning any such transaction which they may receive or of which they may become aware of.

        SECTION 5.4 Consents and Approvals: The parties, (i) shall use their reasonable commercial efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement, and (ii) shall diligently assist and cooperate with each party in preparing and filing all documents required to be submitted by a party to any governmental or regulatory authority, domestic or foreign, in connection with such transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection with such transactions .

        SECTION 5.5 Public Announcement: Unless otherwise required by applicable law, the parties hereto shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

        SECTION 5.6 Resignations of MM's Officers and Directors: On the Closing Date, Phoenix shall receive the resignations of all officers and directors of MM and Phoenix shall cause officers and directors of its choice to be appointed to MM.

                                   ARTICLE VI
                      CONDITIONS TO OBLIGATIONS OF PHOENIX

The obligations of PHOENIX to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Phoenix in its sole discretion:

        SECTION 6.1 Representations and Warranties of MM: All representations and warranties made by MM in this Agreement shall be true and correct on and as of the Closing Date as if again made by MM on and as of such date.

        SECTION 6.2 Agreements and Covenants: MM and the Shareholders shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by any of them on or prior to the Closing Date.

        SECTION 6.3 Consents and Approvals: All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

        SECTION 6.4 No Violation of Orders: No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of MM shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

        SECTION 6.5 Employment Contract: On or before the Closing Date, Jim McAlinden shall have entered into an employment agreement with MM.

        SECTION 6.6 Opinion of Counsel: Phoenix shall have received a favorable opinion, dated as of the Closing Date from legal counsel to MM, in form and substance reasonably satisfactory to Phoenix and its counsel.

        SECTION 6.7 Other Closing Documents: Phoenix shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of MM or in furtherance of the transactions contemplated by this Agreement as Phoenix or its counsel may reasonably request.

                                   ARTICLE VII
                         CONDITIONS TO OBLIGATIONS OF MM

The obligations of MM and the Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by MM and the Shareholders in their sole discretion, as the case may be.

        SECTION 7.1 Representations and Warranties of Phoenix: All representations and warranties made by Phoenix in this Agreement shall be true and correct on and as of the Closing Date as if again made by Phoenix on and as of such date.

        SECTION 7.2 Agreements and Covenants: Phoenix shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

        SECTION 7.3 Consents and Approvals: All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date.

        SECTION 7.4 No Violation of Orders: No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Phoenix and its subsidiaries, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

        SECTION 7.5 Opinion of Counsel: Phoenix shall have received a favorable opinion, dated as of the Closing Date from legal counsel to Phoenix in form and substance reasonably satisfactory to MM and its counsel.

        SECTION 7.6 Other Closing Documents: MM shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Phoenix or in furtherance of the transactions contemplated by this Agreement as MM or its counsel may reasonably request.

        SECTION 7.7 NASDAQ, OTCBB Listing: MM shall have received satisfactory confirmation that upon the Closing of the transaction contemplated by this Agreement the shares of Phoenix's Common Stock will continue to be listed as a publicly traded company.

                                  ARTICLE VIII
                           TERMINATION AND ABANDONMENT

        SECTION 8.1 Methods of Termination: This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the
Closing:

               (a) by the mutual written consent of the Shareholders, MM, and Phoenix.
               (b) by Phoenix, upon a material breach of any representation, warranty, covenant or agreement on the part of MM and the Shareholders set forth in this Agreement, or if any representation or warranty of MM or the Shareholders shall become untrue, in either case such that any of the conditions set forth in Article VI hereof would not be satisfied (a "MM Breach"), and such breach shall, if capable of cure, have not been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;
               (c) by the Shareholders and MM, upon a material breach of any representation, warranty, covenant or agreement on the part of Phoenix set forth in this Agreement, or, if any representation or warranty of Phoenix shall become untrue, in either case such that any of the conditions set forth in Article VII hereof would not be satisfied (a "Phoenix Breach"), and such breach shall, if capable of cure, not have been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;
               (d) by either the Shareholders and MM or Phoenix, if the Closing shall not have consummated before thirty (30) days after the date hereof; provided, however, that this Agreement may be extended by written notice of either MM or Phoenix, if the Closing shall not have been consummated as a result of Phoenix, the Shareholders or MM having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.1(d) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before this date.
               (e) by either the Shareholders and MM or Phoenix if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use its best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

        SECTION 8.2 Procedure Upon Termination: In the event of termination and abandonment of this Agreement by MM, the Shareholders or Phoenix pursuant to
Section 8.1, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement except as provided in Sections 11.1, 11.4 hereof; provided, however, that no termination of this Agreement pursuant to this Article VIII shall relieve any party of liability for a breach of any provision of this Agreement occurring before such termination.

                                   ARTICLE IX
                          SHAREHOLDERS' REPRESENTATIVE

        SECTION 9.1. Shareholders' Representative. Each of the Shareholders hereby irrevocably makes, constitutes and appoints Jim McAlinden as his agent and representative and attorney-in-fact (the "Shareholders' Representative") for all purposes under this Agreement. Each Shareholder hereby authorizes the Shareholders' Representative, on behalf and in the name of such Shareholder, to:
               (a) receive all notices or documents given or to be given to him by Phoenix pursuant hereto or in connection herewith and to receive and accept service of legal process in connection with any suit or other proceeding arising under this Agreement. The Shareholders' Representative promptly shall forward a copy of such notice or process to each Shareholder ;
               (b) deliver at the Closing the certificates for the Shares of each Shareholder in exchange for his portion of the Exchange Consideration;
               (c) sign and deliver to Phoenix at the Closing a receipt for his portion of the Exchange Consideration and transmit the Exchange Consideration to each Shareholder;
               (d) deliver to Phoenix at the Closing all certificates and documents to be delivered to Phoenix by the Shareholders pursuant to this Agreement, together with any other certificates and documents executed by each Shareholder and deposited with the Shareholders' Representative for such purpose;
               (e) engage such legal counsel, and such accountants and other advisors for Shareholders and incur such other expenses on behalf of Shareholders in connection with this Agreement and the transactions contemplated hereby as the Shareholders' Representative may deem appropriate; and
               (f) take such action on behalf of such Shareholders as the Shareholders' Representative may deem appropriate in respect of:
                      (i) waiving any inaccuracies in the representations or warranties of Phoenix contained in this Agreement or in any document delivered by it pursuant hereto;
                      (ii) waiving the fulfillment of any of the conditions precedent to the Shareholders' obligations hereunder;
                      (iii) taking such other action as he is authorized to take under this Agreement;
                      (iv) receiving all documents or certificates and making all determinations on behalf of the Shareholders required under this Agreement; and
                      (v) all such other matters as the Shareholders' Representative may deem necessary or appropriate to consummate this Agreement and the transactions contemplated hereby. The appointment of the Shareholders' Representative hereunder is irrevocable and is deemed coupled with an interest and any action taken by Shareholders' Representative pursuant to the authority granted in this Section 9.1 shall be effective and absolutely binding on each Shareholder notwithstanding any contrary action of or direction from a Shareholder. The death or incapacity of any Shareholder shall not terminate the prior authority and agency of the Shareholders' Representative.


                                    ARTICLE X
                             POST-CLOSING AGREEMENTS

        SECTION 10.1 Consistency in Reporting: Each party hereto agrees that:
(i) the transaction is intended to qualify as a tax-free transaction under the Code; (ii) the transaction shall be reported for Federal income tax purposes as a tax-free transaction; (iii) for purposes of all financial statements, tax returns and reports, and communications with third parties, the transactions contemplated in this agreement and ancillary or collateral transactions will be treated as a tax-free transaction; and (iv) if the characterization of any transaction contemplated in this agreement or any ancillary or collateral transaction is challenged, each party hereto will testify, affirm and ratify that the characterization contemplated in such agreement was with the characterization intended by the party; provided, however, that nothing herein shall be construed as giving rise to any obligation if the reporting position is determined to be incorrect by final decision of a court of competent jurisdiction.

        SECTION 10.2 Indemnity: Phoenix shall honor the terms and conditions of the indemnification agreements listed on Schedule 4.16 as in effect on the date of Closing.

        SECTION 10.3 Borrowing Against Assets: MM is not authorized to borrow against any of its assets without the written consent of Phoenix. Other than by or through Phoenix, MM is not authorized to pledge, hypothecate or receive loans against its receivables. All assets of MM, including but not limited to receivables, are the property of Phoenix.

        SECTION 10.4 Performance of MM: MM asserts that the "MM Twelve (12) Month Budget" (Exhibit "A") is sound and that the projected revenues and profits are reasonable and will be attained. Monthly performance reviews will be conducted by Phoenix and should MM fail to achieve at least eighty five percent (85%) of the revenues and profits, cumulative year to date as projected per Exhibit "A", would constitute a breach of this agreement, and changes and adjustments may be implemented by Phoenix to reduce MM's operating capitol requirements and Phoenix's capital exposure.

        SECTION 10. Divestiture of the Assets of MM: Phoenix agrees not to sell, remove or divest in any manner the real or personal property of MM that would prohibit MM from performing its normal business.

        SECTION 10.6 Diversion of Funds of MM: Phoenix agrees not to divert any funds generated by MM in any manner that would prohibit MM from attaining its goals of revenue and/or profit as projected in Exhibit "A" of this agreement.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

        SECTION 11.1 Survival of Provisions: The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the-consummation of the transactions contemplated by this Agreement, subject to Sections 2.22 and 4.25. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

        SECTION 11.2 Publicity: Neither party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other party, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the non-disclosing party prior notice and an opportunity to comment on the proposed disclosure.

        SECTION 11.3 Successors and Assigns: No Third-Party Beneficiaries. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party.

        SECTION 11.4 Fees and Expenses: Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

        SECTION 11.5 Notices: All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

               (a) If to Phoenix, to:
               Phoenix International Industries, Inc.
               501 S. Dixie Hwy.
               West Palm Beach, FL 33401
               Attention: Gerard Haryman, President.

               (b) If to MM and/or Shareholders, to:
               Mic-Mac Investments Inc.
               4603 Oleander Dr. - Suite 9
               Myrtle Beach, South Carolina 29577
               Attention: Jim McAlinden, President.

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this
Section 10.6 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 10.6.

        SECTION 11.7 Entire Agreement: This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

        SECTION 11.8 Severability: This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

        SECTION 11.9 Titles and Headings: The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

        SECTION 11.10 Counterparts: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

        SECTION 11.11 Convenience of Forum: Consent to Jurisdiction. Any dispute arising out of this agreement shall be resolved by binding arbitration in accordance with the Civil Arbitration Rules of the American Arbitration Association. The arbitration will be held in West Palm Beach, Florida and will be conducted by one arbitrator mutually agreeable to MM, Shareholders and Phoenix. If the parties cannot agree within thirty (30) days of a written demand by a party for arbitration, the arbitrator shall be selected by the American Arbitration Association. Arbitration is final without appeal. Judgment upon any arbitration award may be entered in any court of competent jurisdiction.

        SECTION 11.12 Enforcement of the Agreement: The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

SECTION 11.13 Governing Law: This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Florida without giving effect to the choice-of-law provisions thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FOR: PHOENIX INTERNATIONAL INDUSTRIES, INC.




Thomas N. Donaldson                                       APRIL 9, 1998
-------------------                                       -------------
Thomas N. Donaldson                                            Date
Vice President/COO

FOR:  Mic-Mac Investments, INC.



Jim McAlinden                                             APRIL 9, 1998
------------                                              -------------
Jim McAlinden                                                  Date
President

                        STOCK PURCHASE AND SALE AGREEMENT

Agreement entered into as of December 14, 1998, by and among Phoenix International Industries Incorporated, a Florida corporation ("Phoenix") and Cambridge Holdings L.L.C., a Delaware limited liability company ("Cambridge") and Merrimac Shipping Limited, a Liberian corporation ("Merrimac"). Phoenix, Cambridge and Merrimac are referred to collectively herein as the "Parties."

Cambridge and Merrimac hold of record and own beneficially 43.85% and 56.15%, respectively, of the stock of Cambridge Gas Transport Corporation (CGTC"), which in turn owns 1, 15 7,5 3 3 shares of Navigator Holdings PLC ("Navigator") and owns the voting rights for an additional 242,467 shares of Navigator.

This Agreement contemplates a transaction whereby Cambridge and Merrimac shall sell, and Phoenix shall purchase, all outstanding stock of CGTC.

In consideration of the premises and mutual agreements hereinafter set forth, the Parties agree as follows:

1. DEFINITIONS

"Buyer" means any Party, in its capacity as buyer of the stock of CGTC.

"Closing" has the meaning set forth in Section 2 below.

"Closing Date" has the meaning set forth in Section 2 below.

"Indenture" means any Indenture Agreement entered into by any Subsidiary of Navigator in relation to a transaction described in a SEC Document.

"Party" has the meaning set forth in the preface above.

"Reporting Subsidiary" means any Subsidiary which (a) has obligations to file a SEC Document; or (b) has obligations to file financial reports with the SEC as a result of the filing of any of the SEC Documents, each Reporting Subsidiary is listed in Schedule A hereto.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"SEC Document" means any effective Registration Statement or other document filed by any subsidiary with the SEC pursuant to the Securities Act and Securities Exchange Act.

"Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Seller" means any Party, in its capacity as a seller of the stock of CGTC.

"Shares of Phoenix Stock" means restricted common shares of Phoenix stock, pursuant to Rule 144 under the Securities Act.

"Subsidiary" means any corporation, limited liability company or other entity which is directly or indirectly owned directly or indirectly by the Seller and which at the Closing will be owned directly or indirectly, in whole or in part by the Buyer. Each Subsidiary is listed in Schedule B hereto.

2. TRANSACTIONS AT THE CLOSING

The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Phoenix, commencing at 9:00 a.m. local time December 14, 1998 (the "Closing Date"). At the Closing, the following transactions shall occur, and be deemed to have occurred, in the following order:

(a)      Purchase of Stock of CGTC

         (i) Phoenix shall purchase, and Cambridge and Merrimac shall sell, all stock of record of CGTC, for (A) $2,000,000 in cash payable on or before February 24, 1999; (B) 2,000,000 Shares of Phoenix Stock payable at the Closing Date; (C) $1,000,000 in cash payable on or before April 1, 1999; (D) $1,000,000 in cash payable on or before December 3 1, 1999; and (E) $ 1,000,000 in cash payable on or before June 30,2000.

         (ii) All installments due pursuant to Sections 2(a)(i)(C)-(E) shall be secured by promissory notes to be delivered at the Closing. In the event that cash is not available to pay the installments due pursuant to Sections 2(a)(i)(C)-(E), Phoenix shall have the right to pay those installments, partially or in full, with Shares of Phoenix Stock, as long as Phoenix stock are publicly traded, at a share price equal to the then average share price of Phoenix stock over the prior 30 trading days.

          (iii) The sale proceeds to be paid by Phoenix described above in sub-paragraph (i) shall be divided amongst Cambridge and Merrimac according to their respective share in CGTC; Cambridge 43.85%; Merrimac 56.15%.

(b)      Transfer of Tractebel Gas Engineering GmbH ("Tractebel") Option
         Agreement

Cambridge and Merrimac will transfer to Phoenix its rights, pursuant to an oral option agreement, to acquire 200,000 shares of Navigator for the amount of $ 1,000,000 from Tractebel.

(c)      Management Contracts

         (i) Phoenix shall enter into management contracts at the Closing, with the following companies:

                  A. Navigator Holdings PLC
                  B. Navigator Gas Transport PLC
                  C. Navigator Gas (IOM-A) Limited
                  D. Navigator Gas (IOM-B) Limited
                  E. Navigator Gas (IOM-C) Limited
                  F. Navigator Gas (IOM-D) Limited
                  G. Navigator Gas (IOM-E) Limited

         (ii) Phoenix shall subcontract the management responsibilities under these management contracts to Cambridge Fund Management L.L.C., which shall act as manager during the construction period of the vessels and shall be paid a fee of $20,000 per vessel per annum. All expenses of Navigator incurred in connection with such services, including rating agencies, the indenture trustees, the lawyers and auditors shall be paid by Navigator.

(d) Reimbursement of Expenses to Cambridge and Merrimac

Navigator shall reimburse Cambridge and Merrimac of all expenses, the amount not to exceed $150,000, that have been incurred by Cambridge and Merrimac on behalf of Navigator between August 7, 1997 and the Closing Date. Navigator shall pay these expenses to Cambridge and Merrimac no later than December 31, 1999. While Navigator shall have the right to request verification of such expenses, Navigator's obligation to pay these expenses shall in no way be conditional upon the receipt of such verification prior to payment or the approval of such expenditures by Navigator.

(e) US Dollars

All funds transferred in connection with the forgoing shall, unless otherwise indicated, be by wire of immediately available funds in US Dollars.

(f) Certificates

The Sellers or transferors of stock, as contemplated by this Section 2, shall deliver to the Buyer or transferee, as the case may be, stock certificates representing all of the shares of stock to be so purchased and sold or transferred hereunder, endorsed in blank or accompanied by duly executed assignment documents, and Phoenix will deliver its shares to the Sellers within December 28, 1998.

3. REPRESENTATION AND WARRANTIES CONCERNING THE TRANSACTION

Each Party represents and warrants to each other Party that, with respect to itself, the statements contained in this Section 3 are correct and complete as of the Closing Date.

 (a) Organization of Certain Parties

The Party is duly organized, validly existing, and in good standings under the laws of the jurisdiction.

(b) Authorization of Transaction

The Party has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Party, enforceable in accordance with the terms and conditions. The Party need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(c) Brokers' Fees

Except as expressly provided for herein, the Party has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which another Party could become liable or obligated.

4. ADDITIONAL REPRESENTATIONS CONCERNING CAMBRIDGE AND MERRIMAC

Cambridge and Merrimac represents and warrants to Phoenix that the statements contained in this Section 4 are correct and complete as of the Closing Date.

(a) Ownership

Cambridge and Merrimac, (i) hold of record and own beneficially 43.85% and 56.15%, respectively, of the stock of CGTC, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and other securities laws), taxes, liens, encumbrances, charges or other security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands; (ii) is not a party to any option, warrant, purchase right, or other contract or commitment that could require Phoenix to sell, transfer, or otherwise dispose of any shares of CGTC stock (other than this Agreement); and
(iii) is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any shares of CGTC stock.

(b) Ownership of Subsidiaries

The corporations listed in Schedule B hereto are all direct or indirect Subsidiaries of CGTC, the ownership of which is being transferred, either directly or indirectly, to Phoenix, pursuant to this Agreement. As of the Closing Date, CGTC will own, indirectly or directly, 57.88% of the stock of the Subsidiaries listed on Schedule B, Free and clear of any restrictions on transfer (other than restrictions under the Securities Act and other securities laws), taxes, liens, encumbrances, charges or other security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.

(c) Ownership of Voting Rights

CGTC owns the voting rights for an additional 12.12% of the stock of Navigator, which are otherwise owned by shareholders other than CGTC.

(d) Organization of Subsidiaries

Each Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

(e) Information

The information contained in the confidential offering circular with respect to the $217,000,000 10.50% First Priority Ship Mortgage Notes and $87,000,000 12.00% Second Priority Ship Mortgage Notes, dated July 31, 1997, issued by Navigator Gas Transport PLC (the "Offering Circular"), and any amendments (by periodic reports or otherwise) thereto, is accurate in all material respects.

(f) Financial Statements

Copies of the audited balance sheet of Navigator Gas Transport PLC for fiscal 1997, and the audited balance sheet of Navigator Gas Transport PLC as at September 30, 1998 and related audited statements of income and retained earnings, furnished to Phoenix, present fairly the financial position of Navigator Gas Transport PLC as at the respective dates of said balance sheets and the results of the operations and changes in the financial position of Navigator Gas Transport PLC for the respective periods then ended in conformity with generally accepted accounting principles applied on a consistent basis. There has been no material change in any Navigator Gas Transport PLC accounting procedures, principles or method of financial statement disclosure. No uncollectible account receivables are reflected on said balance sheets without provision for an adequate reserve therefor. As at the respective dates of the balance sheets, there was no liability or contingency of any nature that should properly be provided for in a balance sheet prepared in conformity with generally accepted accounting principles applied on a consistent basis with such accounting principles used in the preparation of the aforementioned balance sheets.

(g) No Undisclosed Liabilities, etc

Except for (a) the transactions contemplated by this Agreement, and (b) Navigator Gas Transport PLC obligation to register the $217,000,000 10.50% First Priority Ship Mortgage Notes and $87,000,000 12.00% Second Priority Ship Mortgage Notes, none of the Subsidiaries have:

      (i) incurred any material liability or obligation (absolute, accrued, contingent or otherwise) of any nature, other than liabilities and obligations incurred in the ordinary course of business, that would properly be reflected or reserved against in a balance sheet prepared in conformity with generally accepted accounting principles applied on a basis consistent with that used in the preparation of the audited consolidated balance sheets of each Subsidiary for fiscal 1997;
     (ii) had any change in their condition (financial or otherwise), operations, business, properties, assets or liabilities, other than changes in the ordinary course of business, none of which has had a material adverse effect on the financial condition of each Subsidiary;

    (iii) suffered any damage, destruction or loss of physical property (whether or not covered by insurance) affecting its condition (financial or otherwise) or operations other than damage, destruction or loss incurred in the ordinary course of business, none of which has had a material adverse effect on the financial condition of each Subsidiary;

     (iv) issued, sold or otherwise disposed of, or agreed to issue, sell or otherwise dispose of, any capital stock or any other security of such Subsidiary or granted or agreed to grant any option, warrant or other right to subscribe for or to purchase any capital stock or any other security of such Subsidiary;

     (v) incurred or agreed to incur any indebtedness for borrowed money, other than in the ordinary course of business;

     (vi) sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, any assets or canceled, or agreed to cancel, any material amount of debts or claims, other than in the ordinary course of business;

    (vii) mortgaged, pledged or subjected to any charge, lien, claim or encumbrance, or agreed to mortgage, pledge or subject to any charge, lien, claim or encumbrance, any of its properties or assets, other than in the ordinary course of business, none of which mortgages, pledges or encumbrances has been material or adverse;

   (viii) declared, set aside or paid any dividend (whether in cash, property or stock) with respect to any of its capital stock or redeemed, purchased or otherwise acquired, or agreed to redeem, purchase or otherwise acquire, any of its capital stock;

     (ix) made or permitted any material amendment or termination of any material contract, agreement or license to which it is a party other than in the ordinary course of business;

     (x)  made any change in its accounting methods or practices with respect to
          its   condition,   operations,   business,   properties,   assets   or
          liabilities; or

     (xi) entered into any transaction not in the ordinary course of business.

(h) Tax Returns and Related Matters

All federal state, local and foreign tax and information returns required to have been filed prior to the date of this Agreement by each of the Subsidiary's has been duly filed and each such return correctly reflects the income, franchise or other tax liability and all other information required to be reported thereon, and all income, franchise and other taxes shown as due on such returns have been paid or accrued. To the best knowledge of Cambridge and Merrimac, the provisions for taxes due by each Subsidiary in the balance sheet of such Subsidiary as at the closing balance sheet date will be sufficient for all unpaid federal, state, local and foreign taxes (including interest and penalties), whether or not disputed, in respect of its businesses and operations for the period then ended and all prior periods.

(i) Contracts

Except as set forth in, or contemplated by, the Offering Circular, none of the Subsidiaries is subject to, or bound by, any written:

      (i) employment or consulting contract;

     (ii) contract or agreement restricting the ability of any Subsidiary from freely engaging in any business; or

    (iii) contract not made in the ordinary course of business.

(j) Compliance with Laws

Each Subsidiary has complied with, and is in compliance with, in all material respects, all federal, state, local and foreign statutes, laws, ordinances, regulations, rules, permits, judgments, orders or decrees applicable to it and its properties, assets, operations and business, and there does not exist any basis for any claim of default under or violation of any such statute, law, ordinance, regulation, rule, judgment, order or decree, except such defaults or violations, if any, that in the aggregate, do not and will not materially adversely affect the property, operations or financial condition of each Subsidiary.

(k) Minute Books

Each Subsidiary's minute books contain complete and accurate records of all meetings and other corporate actions of its stockholders and board of directors and committees thereof

(l) Insurance

All properties and operations of each Subsidiary are insured for its benefit, in amounts deemed adequate by its board of directors or management, against all risks usually insured against by persons operating similar properties or conducting similar operations in the localities where such properties are located or such operations are conducted under valid and enforceable policies issued by insurers of recognized responsibility.

(m) Legends

Each certificate of Phoenix stock will be imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION, UNLESS CGTC RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Merrimac and Cambridge acknowledge that the Phoenix stock has not been registered under the Securities Act and are taking such shares subject to the same terms and conditions specified in Sections 5 (a)-(c).

5. ADDITIONAL COVENANTS, REPRESENTATIONS, AND WARRANTIES OF PHOENIX

(a) Investment Intent

Phoenix acknowledges and agrees that the shares of CGTC to be acquired by Phoenix pursuant to this Agreement have not been and will not be registered under the Securities Act, and therefore may not be resold in the United States without compliance with the Securities Act or exemptions therefrom. Phoenix represents and warrants that the shares of CGTC to be acquired by Phoenix pursuant to this Agreement are being acquired solely for its own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of them in connection with a distribution in the United States.

(b) Compliance with Law

Phoenix covenants, warrants and represents that none of the shares of CGTC acquired by Phoenix will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of in the United States except after full compliance with all of the applicable provisions of the Securities Act and the rules and regulations of the SEC thereunder or exemptions therefrom, and except after full compliance with any applicable state securities laws.

(c) Economic Risk: Sophistication

Phoenix represents and warrants that it is able to bear the economic risk of an investment in the shares of CGTC acquired pursuant to this Agreement and can afford to sustain a total loss of such investment. Phoenix further represents and warrants that it (1) fully understands the nature, scope and duration of the limitations on transfer contained in this Agreement and (H) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment and therefore has the capacity to protect its own interests in connection with the acquisition of the shares of CGTC stock.

(d) Legends

Each certificate of CGTC stock will be imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION, UNLESS CGTC RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

6. MISCELLANEOUS

(a) Survival of Representations and Warranties: Limitation of Liability

The representations and warranties of each of the Parties contained in Sections 3, 4, and 5 of this Agreement shall survive the Closing hereunder (unless the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

(b) Cooperation

In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party,

(c) Press Releases and Public Announcements

No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; PROVIDED, HOWEVER, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

(d) No Third Party Beneficiaries

This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

(e) Entire Agreement

This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof

(f) Succession and Assignment

This Agreement shall be binding upon and inure to the benefit of the Parties named herein and theirs respective successors and assigns.

(g) Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings

The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(i) Notices

All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to Cambridge:  Cambridge Holdings, L.L.C.
                  c/o Teitler and Teitler
                  1114 Avenue of the Americas
                  New York, New York, 10036
                  Attention:   John Teitler

Facsimile:        (212) 997-4949

If to MERRIMAC:   Merrimac Shipping Limited
                  c/o BDO Binder Ragnall House
                  18 Peel Road
                  Douglas, Isle of Man IMI 4LZ

                  Attention: Bernard Galka
                  Facsimile: (44) 162 467-2446

Copy to:          Teitler and Teitler
                  1114 Avenue of the Americas
                  New York, New York 10036

                  Attention: John Teitler
                  Facsimile:       (212) 997-4949

If to CGTC:       Cambridge Gas Transport Corporation
                  c/o Maples and Calder
                  P.O. Box 309, Ugland House
                  South Street Church
                  Grand Cayman, Cayman Islands

                  Attention:       Henry Smith
                  Facsimile:       (345) 949-8080

Copy to:          Teitler and Teitler
                  1114 Avenue of the Americas
                  New York, New York, 10036

                  Attention: John Teitler
                  Facsimile: (212) 997-4949

If to PHOENIX:    Phoenix International Industries Incorporated
                  1750 Oescala Drive
                  West Palm Beach, FL 33409

                  Attention:       Gerard Haryman
                  Facsimile:       (561) 688-1533

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(j) Governing Law

This Agreement shall be governed by, and construed in accordance with, the domestic laws of the State of New York.

(k) Amendments and Waivers

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties hereto. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of Warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(1) Severability

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(m) Expenses

Except as provided for above, each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(n) GENERAL INTERPRETIVE PRINCIPLES

For purposes of this Agreement, except as otherwise expressly provided or unless the context requires otherwise:

          (i) the terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (ii) accounting terms not otherwise defined herein have the meanings given to them in accordance with generally accepted accounting principles;

        (iii)  references   herein  to  "Sections",   "Subsections"   and  other
               subdivisions without

               reference to a document are to designated Sections, Subsections and other subdivisions of this Agreement;

         (iv)  a  reference  to a  Subsection  without  further  reference  to a
               Section is a reference to such Subsection as contained in the same Section in which the reference appears;

          (v) the words "herein", "hereof, "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

          (vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

         (vii) the headings in this Agreement are solely for convenience of reference and shall t given no effect in the construction or interpretation of this Agreement.

(o)      Incorporation of Exhibits, Annexes, and Schedules

The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                          Cambridge Holdings, L.L.C.

                                          By: ---------------------------------

                                          Name:             BJORN Q. AASEROD
                                               --------------------------------
                                          Title:            CHAIRMAN
                                               --------------------------------
                                          Merrimac Shipping Limited

                                          By: ---------------------------------

                                          Name:             BJORN Q. AASEROD
                                              ---------------------------------
                                          Title:            PRESIDENT

                                          Phoenix International Industries, Inc.

                                          By: ---------------------------------

                                          Name:             GERARD HARYMAN
                                              ---------------------------------

                                                                      SCHEDULE A

                         List of Reporting Subsidiaries

1. Navigator Gas Transport PLC

                                                                      SCHEDULE B

                              List of Subsidiaries

 1)  Subsidiary of Cambridge Gas Transport Corporation
     a) Navigator Holdings PLC

 2)  Subsidiary of Navigator Holdings PLC
     a) Navigator Gas Transport PLC
     b) Navigator Gas (IOM I-A) Limited
     c) Navigator Gas (IOM I-B) Limited
     d) Navigator Gas (IOM I-C) Limited
     e) Navigator Gas (IOM I-D) Limited
     f) Navigator Gas (IOM I-E) Limited

                                    RIDER 3-1

(g) Transfer of 242,467 shares of Navigator

Each party acknowledges that a total of 242,467 shares of Navigator shall be transferred from CGTC to third parties after the date of this Agreement. Each party consents to these transfers of shares which shall be made according to the Instructions of Cambridge. The calculation of the 1,157,533 shares referred to on page one of this Agreement does not include these 242,467 shares. Each party agrees to perform all reasonably necessary acts to effect such transfers.

                                 PROMISSORY NOTE

$1,123,080
----------
                                                       December 14, 1998
                                                       West Palm Beach, FL

FOR VALUE RECEIVED, the Undersigned, PHOENIX INTERNATIONAL INDUSTRIES, INC. , a Florida corporation ("Maker"), promises to pay to the order of MERRIMAC SHIPPING, LTD. "Holder"), at the offices of Teitler & Teitler, 1114 Avenue of the Americas, New York, NY 10036, or at such other place as may be designated in writing by Holder, the principal sum of $1,123,080 as follows:

$1,123,080 On February 24, 1999
         This Note may be prepaid in part or in full at any time, without premium or penalty. All payments shall be made in lawful money of the United States which shall be legal tender in pay all debts, public and private.

                  The Maker agrees to pay all costs of collection incurred by Holder, his successors or assigns in enforcing this Note, any reasonable attorneys' fees, costs and sales tax thereon. All persons, including the Maker, now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest and dishonor. This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          IN WITNESS WHEREOF, the undersigned has executed this Note on the date specified above.

                                        PHOENIX INTERNATIONAL INDUSTRIES, INC.,
                                        a Florida corporation

                                        By: -----------------------------------
                                                       President

STATE OF FLORIDA
COUNTY OF WEST PALM BEACH

         The foregoing instrument was acknowledged before me this l4th day of December 1998 by Gerard Haryman, as President of Phoenix international Industries, Inc., a Florida Corporation, on behalf of the Corporation

                                                NOTARY PUBLIC STATE OF FLORIDA

personally known _________OR
Produced Identification.                        Sign ___________________________
Type of Identification Produced ____________

                                                Print___________________________

                                 PROMISSORY NOTE

$876,920.
---------
                                                         December 14, 1998
                                                         West Palm Beach, FL

         FOR VALUE RECEIVED, the undersigned, PHOENIX INTERNATIONAL INDUSTRIES, INC. , a Florida corporation ("Maker"), promises to pay to the order of Cambridge Holdings, L.L.C. ("Holder"), at the offices of Teitler & Teitler, 1114 Avenue of the Americas, New York NY 10036, or at such other place as may be designated in writing by Holder, the principal sum of $876,920 as Follows
         $876,920 On February 24, 1999.

         This Note may be prepaid in part or in full at any time, without premium or penalty.

         All payments shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private.

         The Maker agrees to pay all costs of collection incurred by Holder, his successors or assigns in enforcing this Note, any reasonable attorneys' fees, costs and sales tax thereon. All persons, including the Maker, now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest and dishonor.

         This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         IN WITNESS WHEREOF, the undersigned has executed this Note on the date specified above.

                                      PHOENIX INTERNATIONAL INDUSTRIES, INC.
                                      a Florida corporation

                                      By: -------------------------------------
                                                        President

                                      Print: ----------------------------------

STATE OF FLORIDA
COUNTY OF WEST PALM BEACH

         The foregoing instrument was acknowledged before me this l4th day of December 1998 by Gerard Haryman, as President of Phoenix international Industries, Inc., a Florida Corporation, on behalf of the Corporation

                                                 NOTARY PUBLIC STATE OF FLORIDA

personally known _________OR
Produced Identification.                         Sign: _________________________
Type of Identification Produced ____________

                                                 Print:_________________________

                                 PROMISSORY NOTE

$1,315,380
----------
                                                            December 14, 1998
                                                            West Palm Beach, FL

         FOR VALUE RECEIVED, the undersigned, PHOENIX INTERNATIONAL INDUSTRIES, INC. , a Florida corporation ("Maker"), promises to pay to the order of CAMBRIDGE HOLDINGS, L.L.C.. ("Holder"), at the offices of Teitler & Teitler, 1114 Avenue of the Americas, New York, NY 10036, or at such other place as may be designated in writing by Holder, the principal sum of $1,315,380 as follows:

         $438,460 On April 1, 1999
         $438,460 On December 31, 1999
         $438,460 On June 30, 2000

     This Note may be prepaid in part or in fill at any time, without premium or penalty,

         All payments shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment, provided however, that Maker may pay any amount due hereunder in Maker's common stock valued at the average of the closing bid and asked prices for the 30 trading days prior to such due date, provided that Maker's common stock is then publicly traded.

         The Maker agrees to pay all costs of collection incurred by Holder, his successors or assigns in enforcing this Note, any reasonable attorneys' fees, costs and sales tax thereon All persons, including the Maker, now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest and dishonor. This Note may not be waived, changed, of the Corporation modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
         IN WITNESS WHEREOF, the undersigned has executed this Note on the date specified above.

                                        Phoenix International Industries, Inc.
                                        a Florida Corporation

                                        By: -----------------------------------
                                                           President

STATE OF FLORIDA
COUNTY OF WEST PALM BEACH

         The foregoing instrument was acknowledged before me this l4th day of December 1998 by Gerard Haryman, as President of Phoenix international Industries, Inc., a Florida Corporation, on behalf of the Corporation

                                                 NOTARY PUBLIC STATE OF FLORIDA

personally known _________OR
Produced Identification.                         Sign: _________________________
Type of Identification Produced ____________

                                                 Print:_________________________

                                                          MY COMM. Exp. 12/18/99
                                                 Bonded By Service Ins.
                                                 No. CCS 519671
                                                 [ ]Personally Known [ ]Other ID

                                 PROMISSORY NOTE

$1,684,620
----------
                                                    December 14, 1998
                                                    West Palm Beach, FL


         FOR VALUE RECEIVED, the undersigned PHOENIX INTERNATIONAL INDUSTRIES, INC. , a Florida corporation ("Maker"), promises to pay to the order of MERRIMAC SHIPPING, LTD. ("Holder"), at the offices of Teitler & Teitler, 1114 Avenue of the Americas, New York, NY 10036, or at such other place as may be designated in writing by Holder, the principal sum of $1,684,620 as follows:

         $561,540 On April 1, 1999
         $561,540 On December 31, 1999
         $561,540 On June 30, 2000

         This Note may be prepaid in part or in full at any time, without premium or penalty.

         All payments shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment, provided however, that Maker may pay any amount due hereunder in Maker's common stock valued at the average of the closing bid and asked prices for the 30 trading days prior to such due date, provided that Maker's common stock is then publicly traded.

The Maker agrees to pay all costs of collection incurred by Holder, his successors OF assigns in enforcing this Note, any reasonable attorneys' fees, costs and sales tax thereon All persons, including the Maker, now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest and dishonor. This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         IN WITNESS WHEREOF, the undersigned has executed this Note on the date specified above.

                                         PHOENIX INTERNATIONAL INDUSTRIES, INC.
                                         a Florida corporation

                                         By:-----------------------------------
                                                           President

STATE OF FLORIDA
COUNTY OF WEST PALM BEACH

                        The foregoing  instrument was acknowledged  before me
                this l4th day of December 1998 by Gerard Haryman, as President of Phoenix international Industries, Inc., a Florida Corporation, on behalf of the Corporation

                                                NOTARY PUBLIC STATE OF FLORIDA

personally known _________OR
Produced Identification.                        Sign: _________________________
Type of Identification Produced ____________

                                                Print:__________________________

                                                        MY COMM. Exp. 12/18/99
                                                 Bonded By Service Ins.
                                                 No. CCS 519671
                                                 [ ]Personally Known [ ]Other ID